(MULTICURRENCY--CROSS BORDER)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                                   dated as of
                                February 29, 2008
                                     BETWEEN

        MORGAN STANLEY CAPITAL                        MORGAN STANLEY CAPITAL I
             SERVICES INC.                              TRUST 2008-TOP29

_______________________________________ and ____________________________________
have entered and/or anticipate entering into one or more transactions (each a
"Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those
Transactions.

Accordingly, the parties agree as follows:--

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any
Confirmation and this Master Agreement (including the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a) GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each
     Confirmation to be made by it, subject to the other provisions of this
     Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant
     Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1)
     the condition precedent that no Event of Default or Potential Event of
     Default with respect to the other party has occurred and is continuing, (2)
     the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3)
     each other applicable condition precedent specified in this Agreement.

       Copyright (C) 1992 by International Swap Dealers Association, Inc.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local
Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable:--

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However,
          X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section
               3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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     (ii) LIABILITY. If:--

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest
(before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support
     Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit
     Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any
     Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit
Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such
Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this
     Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit
Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this
Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this
Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax
Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an
"Event of Default") with respect to such party:--

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e)
     required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section
     4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such
          Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under
     Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this
     Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support
     Provider of such party or any applicable Specified Entity of such party (1)
     defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that
     Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

                                        5

     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them
     (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified
     Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable
     Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this
          Agreement; or

          (2) the benefits of any Credit Support Document fail to extend
          (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(B) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii)
below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the
     Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such
          Transaction or to comply with any other material provision of this
          Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such
          Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in
     Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled
     Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e),
     6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of
     Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section
     2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or
     6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit
     Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such
     Specified Entity, as the case may be, immediately prior to such action
     (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is
     specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an
Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of
Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of
Default, designate a day not earlier than the day such notice is effective as an
Early Termination Date in respect of all outstanding Transactions. If, however,
"Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an
Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected
     Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the
     Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its
     Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a
     Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination
     Event.

     (iv) RIGHT TO TERMINATE. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section
          6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

     either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected
     Party, or the party which is not the Affected Party in the case of a Credit
     Event Upon Merger or an Additional Termination Event if there is only one
     Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

                                        8

     continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected
     Transactions.

(c) EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section
     6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination
     Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination
     Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any
     Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early
     Termination Date which is designated or occurs as a result of an Event of
     Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early
     Termination Date which is designated as a result of a Termination Event).
     Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the
     Termination Currency, from (and including) the relevant Early Termination
     Date to (but excluding) the date such amount is paid, at the Applicable
     Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply.
The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market
          Quotation apply, the Defaulting Party will pay to the Non-defaulting
          Party the excess, if a positive number, of (A) the sum of the
          Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent
          of the Unpaid Amounts owing to the Non-defaulting Party over (B) the
          Termination Currency Equivalent of the Unpaid Amounts owing to the
          Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the
          Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and
          Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                       9

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the
          Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the
          Non-defaulting Party; if it is a negative number, the Non-defaulting
          Party will pay the absolute value of that amount to the Defaulting
          Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the
          Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a
     Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if
          Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the
          Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all
          Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties:--

               (A) if Market Quotation applies, each party will determine a
               Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the
               Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid
               Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions)
               and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the
               Loss of the party with the lower Loss ("Y").

     If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early
     Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

                                       10

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment
(the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the
Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual
Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual
Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this
Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual
Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the
Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.
The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the
Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this
Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                                       11

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this
Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and
6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each
     Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such
Multibranch Party may make and receive payments or deliveries under any
Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and
Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                       12

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this
Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the
Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local
Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States
     District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New
     York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil
Jurisdiction and Judgments Act 1982 or any modification, extension or reenactment thereof for the time being in force) nor will the bringing of
Proceedings in any one or more jurisdictions preclude the bringing of
Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                       13

reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets
(irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all
Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii))
on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default
Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                       14

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section
6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such
Tax and the recipient of such payment or a person related to such recipient
(including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this
Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and
"LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated
Transactions, as the case may be, and a party, the Termination Currency
Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number)
in connection with this Agreement or that Terminated Transaction or group of
Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3)
or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its
Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference
Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent)
by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                       15

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference
Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.
For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination
Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation is determined; And

(b) such party's Loss (whether positive or negative and without reference to any
Unpaid Amounts) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

                                       16

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise)
in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction
(including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified
Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a)
if resulting from a Termination Event, all Affected Transactions and (b) if
resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early
Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the
"Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early
Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional
Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination
Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section
2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early
Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section
2(a)(i) which was (or would have been but for Section 2(a) (iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                       17

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early
Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

MORGAN STANLEY CAPITAL SERVICES INC. WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
                                     IN ITS REPRESENTATIVE CAPACITY AS PAYING
                                     AGENT ON BEHALF OF MORGAN STANLEY CAPITAL
                                     I TRUST 2008-TOP29 PURSUANT TO THE POOLING
                                     AND SERVICING AGREEMENT

By: /s/ Steven T. Naftzger                        By: /s/ Amy Mofsenson
    ------------------------------                    --------------------------
    Name: Steven T. Naftzger                          Name: Amy Mofsenson
    Title: Authorized Signator                        Title: Vice President
    Date: February 28, 2008                           Date: February 29, 2008

                                       18

                                    SCHEDULE
                                     TO THE
                              1992 MASTER AGREEMENT
                          DATED AS OF FEBRUARY 29, 2008
                                     BETWEEN
                      MORGAN STANLEY CAPITAL SERVICES INC.,
       A CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                   ("PARTY A")
                                       AND
                    MORGAN STANLEY CAPITAL I TRUST 2008-TOP29
                                   ("PARTY B")

Part 1. TERMINATION PROVISIONS

     (a)  "Specified Entity" means in relation to Party A for the purpose of:

          Section 5(a)(v), None Specified
          Section 5(a)(vi), None Specified
          Section 5(a)(vii), None Specified
          Section 5(b)(iv), None Specified

     and  in relation to Party B for the purpose of:

          Section 5(a)(v), None Specified
          Section 5(a)(vi), None Specified
          Section 5(a)(vii), None Specified
          Section 5(b)(iv), None Specified

     (b)  "Specified Transaction" has the meaning specified in Section 14.

     (c)  EVENTS OF DEFAULT. The following Events of Default shall apply to the specified party:

                                                                         Party A              Party B
                                                                 -----------------------   --------------

(i)      Section 5(a)(i), Failure to Pay or Deliver              Applicable (as modified   Applicable
                                                                 below)
(ii)     Section 5(a)(ii), Breach of Agreement                   Not Applicable            Not Applicable
(iii)    Section 5(a)(iii), Credit Support Default               Applicable                Applicable
(iv)     Section 5(a)(iv), Misrepresentation                     Not Applicable            Not Applicable
(v)      Section 5(a)(v), Default Under Specified Transaction    Not Applicable            Not Applicable
(vi)     Section 5(a)(vi), Cross Default                         Not Applicable            Not Applicable
(vii)    Section 5(a)(vii), Bankruptcy                           Applicable                Applicable
(viii)   Section 5(a)(viii), Merger Without Assumption           Applicable                Applicable

          ; provided, however, that with respect to Party A and any Floating
          Rate Payer Payment Date, Section 5(a)(i) is hereby deleted in its entirety and replaced with the following: (i) "Failure to Pay or
          Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it."

                                       19

     (d)  TERMINATION EVENTS. The following Termination Events shall apply to the specified party:

                                                        Party A          Party B
                                                     --------------   --------------

(i)     Section 5(b)(i), Illegality                  Applicable       Applicable
(ii)    Section 5(b)(ii), Tax Event                  Applicable       Not Applicable
(iii)   Section 5(b)(iii), Tax Event Upon Merger     Applicable       Not Applicable
(iv)    Section 5(b)(iv), Credit Event Upon Merger   Not Applicable   Not Applicable

     (e)  The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

     (f)  PAYMENTS ON EARLY TERMINATION. "Market Quotation" and "Second Method"
          will apply for the purpose of Section 6(e) of this Agreement. Party A and Party B agree that:

     Notwithstanding the foregoing or anything to the contrary herein or in the
     Confirmation:

          (i)  in connection with any Early Termination Date, any Settlement
               Amount due or payable by Party B shall be deemed to be USD 0.00;
               and

          (ii) in connection with any Event of Default with respect to which
               Party B is a Defaulting Party or any Termination Event with respect to which Party B is an Affected Party, any Settlement
               Amount due or payable by Party A shall be deemed to be USD 0.00.

     (g)  "Termination Currency" means United States Dollars.

     (h)  ADDITIONAL TERMINATION EVENT will apply.

          1.   Each of the following shall constitute an Additional Termination
               Event with respect to Party B, with Party B as the sole Affected
               Party and all Transactions as Affected Transactions:

               (i)  any termination of the trust pursuant to Article X of the
                    Pooling and Servicing Agreement; or

               (ii) the Pooling and Servicing Agreement is supplemented, amended or modified or any provision thereof is waived, in each
                    case, without the prior written consent of Party A being
                    obtained and such supplement, amendment, modification or
                    waiver is, in the reasonable judgment of Party A, materially adverse to the interests of Party A; provided, however,
                    that, following receipt by Party A of a written request from
                    Party B for consent to a proposed supplement, amendment,
                    modification or waiver, such consent shall not be
                    unreasonably withheld or delayed by Party A.

          2.   RATINGS DOWNGRADE.

               The occurrence of any of the following events shall constitute an
               Additional Termination Event with respect to Party A, with Party
               A as the sole Affected Party and all Transactions as Affected
               Transactions:

          (a)  If at any time the senior unsecured debt rating of Party A or
               Party A's Credit Support Provider, whichever is higher, assigned by S&P falls (x) below "A-1" for its short term rating, or (y) if no short term rating by S&P is available, below "A"

                                       20

               for its long term rating (the "S&P REQUIRED RATING") then, Party
               A shall, or shall cause its Credit Support Provider to, within 30 days of the date of such downgrade:

               (i)   transfer all of its rights and obligations under this
                     Agreement to

                     (a) a United States entity which has the S&P Required
                     Rating, or

               (b)   a non US entity which (x) has the S&P Required Rating and
                     (y) agrees unconditionally to gross up and, in connection
                     therewith, also agrees that (1) Section 2(d)(i)(4) of the
                     Agreement shall be amended to require such non US entity
                     unconditionally to gross up in the event that a withholding tax is imposed on payments being made by such non US
                     entity, (2) the definition of "indemnifiable tax" shall be amended to cover any and all withholding tax, (3) the
                     provision in Section 2(d)(i)(4) of the Agreement allowing
                     such non US entity to be excused from having to "gross up"
                     due to Party B's breach of a tax representation or failure to notify non US entity of a breach of a tax representation shall be deleted, and (4) Section 2(d)(ii) of the Agreement shall be amended to delete any obligation by Party B to
                     make payments to such non US entity for any payments made
                     by such non US entity without deduction for taxes (for
                     which there is no obligation on the part of the non US
                     entity to gross up), provided that there shall not be any
                     such amendment for any payment obligations of such non US
                     entity to Party B for such taxes. Notwithstanding anything in the foregoing to the contrary, such non US entity shall have a right, in lieu of performing any obligation in
                     clause (y) above, to terminate the Transaction, with such
                     non US entity as the sole Affected Party, provided, that,
                     such non US entity will be responsible for the cost of
                     finding a replacement swap counterparty and that such non
                     US entity shall continue to perform any obligation under
                     clause (y) above until its rights and obligations herein
                     are effectively transferred to such replacement swap
                     counterparty;

               (ii)  cause an entity with the S&P Required Rating to guarantee the obligations of Party A or its Credit Support Provider
                     under this Agreement, subject to Rating Agency
                     Confirmation;

               (iii) post collateral to Party B pursuant to the credit support annex between the parties which is subject to Rating Agency
                     Confirmation and is dated as of the date hereof (the
                     "CREDIT SUPPORT ANNEX"); provided, however; that Party A
                     shall not have the option to post collateral as described
                     in this clause (iii) if its long term rating is below
                     "BBB-", or if it has no long term rating, its short term
                     rating is below "A-3", in which case Party A will be
                     required to effect an immediate replacement in accordance
                     with Part 1(h)2(a)(i) above; or

               (iv)  establish any other arrangement for which Rating Agency
                     Confirmation has been obtained.

          (b)  (i) If Party A's Credit Support Provider's long-term rating assigned by Fitch is not at least "A", then Party A shall within
               30 days of any such downgrade event, at the cost of Party A, (A)
               post collateral pursuant to the ISDA Credit Support Annex
               attached hereto; (B) cause an entity with the Required Ratings
               (as defined below) to guarantee or provide an indemnity in respect of Party A's obligations under this Agreement, in each case, subject to Rating Agency Confirmation; (C) transfer all of its rights and obligations under this Agreement to another entity with the Required Ratings or whose credit support provider has the Required Ratings (such entity the "SUBSTITUTE PARTY")
               selected by Party A and approved by Party B, subject to the assumption by the Substitute Party of all of Party A's
               obligations hereunder; or (D) enter into any other arrangement, subject to Rating

                                       21

               Agency Confirmation, provided that (i) the Substitute Party shall have agreed in writing satisfactory to Party B to enter into an agreement on terms substantially identical to the terms of this
               Agreement and all Transactions hereunder, (ii) as of the date of such assignment the Substitute Party will not, as a result of such assignment, be required to withhold or deduct on account of tax under this Agreement, and (iii) a Termination Event or Event of Default does not occur under this Agreement as a result of such assignment.

               (ii) For purposes of the foregoing paragraph (b)(i), "REQUIRED
               RATINGS" shall mean a long-term rating of at least "A".

          (c)  For the avoidance of doubt, Party A shall be responsible for:

                    (i)  locating a party with the required ratings to transfer
                         (within 30 days (or such shorter time period as set out
                         above, as applicable) and at its own cost) all its
                         interest in and obligations under this Agreement or to
                         guarantee or provide an indemnity in respect of, its
                         obligations under this Agreement; and

                    (ii) any cost incurred by it in complying with its
                         obligations under this Part 1(h)2.

          For the purpose of this Part 1(h)2, Party A shall be the Affected
          Party and all Transactions shall be Affected Transactions.

Part 2. TAX REPRESENTATIONS

     (a)  PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this
          Agreement, Party A and Party B make the following representation:-

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
          Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
          6(d)(ii), or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this
          Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this
          Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (b)  Party A and Party B Payee Tax Representations.

          (i)  For the purpose of Section 3(f), Party A makes the following representation:

               It is a U.S. corporation duly organized and incorporated under the laws of the State of Delaware.

          (ii) For the purpose of Section 3(f), Party B makes the following representation:

                                       22

               It is a common law trust organized and governed by the laws of the State of New York.

Part 3. AGREEMENT TO DELIVER DOCUMENTS

     For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

     (a) Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO DELIVER
        DOCUMENT                        FORM/DOCUMENT/CERTIFICATE                          DATE BY WHICH TO BE DELIVERED
-------------------------   -------------------------------------------------   ----------------------------------------------------

Party A and Party B         An original executed United States Internal         (i) As soon as practicable after execution of this
                            Revenue Service Form W-9 (or any successor          Agreement; (ii) promptly upon reasonable demand by a
                            thereto) or successor forms, and appropriate        party; or (iii) promptly upon request if any Form
                            attachments that eliminates U.S. federal            W-9 (or any successor thereto) previously provided
                            withholding and backup withholding payments under   by a party becomes obsolete, incorrect, or expired.
                            this Agreement.

     (b) Other documents to be delivered are:

                                                                                                                       COVERED BY
PARTY REQUIRED TO DELIVER                                                              DATE BY WHICH TO BE             SECTION 3(D)
        DOCUMENT                        FORM/DOCUMENT/CERTIFICATE                           DELIVERED                REPRESENTATION
-------------------------   -------------------------------------------------   ----------------------------------   ---------------

Party A and                 With respect to Party A either (1) a signature      The earlier of the fifth Business          Yes
Party B                     booklet containing secretary's certificate and      Day after the Trade Date of the
                            resolutions ("authorizing resolutions")             first Transaction or upon
                            authorizing the party to enter into derivatives     execution of this Agreement and as
                            transactions of the type contemplated by the        deemed necessary for any further
                            parties or (2) a secretary's certificate,           documentation.
                            authorizing resolutions and incumbency
                            certificate, in either case, for such party and
                            any Credit Support Provider of such party
                            reasonably satisfactory in form and substance to
                            the other party and with respect to Party B the
                            documents as set forth under (2) hereof above
                            with respect to the Paying Agent signing for and
                            on behalf of Party B.

Party A and Party B         A duly executed copy of the Credit Support          Upon execution of this Agreement.          No
                            Document specified in Part 4(g) of this Schedule.

Party B                     Each of (i) a copy of the Pooling and Servicing     As soon as practicable after the           Yes
                            Agreement and the other material operative          execution of this Agreement
                            documents relating thereto and referred to
                            therein, executed and delivered by the parties
                            thereto and (ii) certificates or other documents

                                       23

                                                                                                                       COVERED BY
PARTY REQUIRED TO DELIVER                                                              DATE BY WHICH TO BE             SECTION 3(D)
        DOCUMENT                        FORM/DOCUMENT/CERTIFICATE                           DELIVERED                REPRESENTATION
-------------------------   -------------------------------------------------   ----------------------------------   ---------------

                            evidencing the authority of Party B in relation
                            to this Agreement and the related Confirmation
                            and the persons acting on behalf of Party B in
                            relation thereto; it being understood that the
                            Depositor (as defined in the Pooling and
                            Servicing Agreement) will deliver the foregoing
                            at the direction of Party B.

Party B                     A copy of the Monthly Certificateholders Report     As specified in the Pooling and             Yes
                            (as defined in the Pooling and Servicing            Servicing Agreement.
                            Agreement).

Party B                     An opinion of counsel reasonably satisfactory in    As soon as practicable after the             No
                            form and substance to Party A.                      execution of this Agreement.

Party B                     A copy of the final Prospectus and Prospectus       As soon as practicable after the             No
                            Supplement; it being understood that the            execution of this Agreement.
                            Depositor (as defined in the Pooling and
                            Servicing Agreement) will deliver the foregoing
                            at the direction of Party B.

Party B                     Any notice or other information delivered or        Simultaneous with the delivery or            No
                            transmitted to Certificateholders under the         transmittal of the relevant notice
                            Pooling and Servicing Agreement with respect to     information to Certificateholders
                            (i) any termination of Party B under Article X of
                            the Pooling and Servicing Agreement, (ii) the
                            waiver of any provision under the Pooling and
                            Servicing Agreement, (iii) any proposed
                            amendment, supplement or modification of the
                            Pooling and Servicing Agreement.

Part 4. MISCELLANEOUS

     (a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a):

          (i) Address for notices or communications to Party A:

               MORGAN STANLEY CAPITAL SERVICES INC.
               1585 Broadway
               New York, New York 10036-8293
               Attention: CHIEF LEGAL OFFICER
               Fax No: 001 212 507 4622

                                       24

               with a copy to:

               Morgan Stanley Credit
               1585 Broadway
               New York, New York 10036-8293
               Fax No: 212-507-5846
               e-mail: spvmonthlyreport@morganstanley.com

          (ii) Address for notices or communications to Party B:

               LaSalle Bank National Association
               135 S. LaSalle Street, Suite 1625
               Chicago, IL 60603
               Attn: Global Securities and Trust Services - Morgan
               Stanley 2008-TOP29
               Telephone: 312-904-4581
               Fax: 312-904-2084

               with a copy to:

               Wells Fargo Bank, NA
               9062 Old Annapolis Road
               Columbia, MD 21045-1951
               Attn: Corporate Trust Services - Morgan Stanley Capital I Trust
               2008-TOP29
               Fax: 443-542-6156
               Tel: 410-884-2000

     (b)  NOTICES. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, ";
          provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

     (c)  PROCESS AGENT.

          Party A does not appoint a Process Agent.

          Party B does not appoint a Process Agent.

     (d)  OFFICES. The provisions of Section 10(a) will apply to Party A and to
          Party B.

     (e)  MULTIBRANCH PARTY. For the purpose of Section 10(c):

          Party A is not a Multibranch Party.

          Party B is not a Multibranch Party.

     (f)  "Calculation Agent" means Party A.

     (g)  "Credit Support Document" means, each of, in the case of Party A, the
          Credit Support Annex and the guarantee of the Credit Support Provider and, in the case of Party B, the Pooling and Servicing Agreement, but only with respect to amounts on deposit in the

                                       25

          Class A-4FL Floating Rate Account (as defined in the Pooling and
          Servicing Agreement) with respect to the Class A-4FL Certificates as contemplated thereunder.

     (h)  "Credit Support Provider" means in relation to Party A: Morgan
          Stanley, a Delaware corporation.

          "Credit Support Provider" means in relation to Party B: Not
          Applicable.

     (i)  GOVERNING LAW; JURISDICTION. This Agreement and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section
          13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

     (j)  WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit
          Support Document.

     (k)  NETTING OF PAYMENTS. Clause (ii) of Section 2(c) will apply to any amounts payable with respect to Transactions from the date of this
          Agreement.

     (l)  "Affiliate" has the meaning specified in Section 14; provided, however, that with respect to Party A, such definition shall be understood to exclude Morgan Stanley Derivative Products Inc.

Part 5. OTHER PROVISIONS

     (a)  ADDITIONAL REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

          1.   It is an "eligible contract participant" as defined in Section
               1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

          2.   It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business
               (including financial intermediation services) or the financing of its business.

          3.   It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other
               documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

     (b)  ERISA REPRESENTATION. Party B continuously represents that it is not
          (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of
          1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as
          amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or
          Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan. Party B will provide notice to
          Party A in the event that it is aware that it is in breach of any aspect of this representation or is aware

                                       26

          that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

     (c)  CONFIRMATIONS. Party A will deliver to Party B a Confirmation relating to each Transaction.

     (d)  RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          1.   NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication
               (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being
               understood that information and explanations related to the terms and conditions of a Transaction shall not be considered
               investment advice or a recommendation to enter into that
               Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          2.   ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through
               independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

          3.   STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

     (e)  NON-PETITION. Party A agrees that it will not, prior to the date following the payment in full of all of the Certificates and the expiration of a period of one year and one day thereafter or, if longer, the applicable preference period then in effect under the
          United States Bankruptcy Code or other applicable law relating to any such payment, acquiesce, petition or otherwise invoke the process of any governmental authority for the purpose of commencing a case against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding up or liquidation of the affairs of Party B; provided, however, that this shall not restrict or prohibit Party A from joining in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other analogous proceedings under applicable laws once commenced.

     (f)  NO TRANSFER WITHOUT PRIOR CONFIRMATION BY RATING AGENCIES. Section 7
          of this Agreement is hereby amended by inserting the following immediately after the words "other party" and immediately before the words ", except that:" "and unless the Rating Agency Confirmation (as defined herein) has been obtained with respect to such transfer".

                                       27

     (g)  NO AMENDMENT WITHOUT PRIOR CONFIRMATION BY RATING AGENCIES.
          REPLACEMENT OF PARTY A. Section 9(b) of this Agreement is hereby amended by adding the following at the end of such Section: ", and
          Rating Agency Confirmation has been obtained with respect to such amendment, modification or waiver". In addition, at any time, the
          Depositor may replace Party A with another swap counterparty having the same or higher rating, subject to (i) obtaining a Rating Agency
          Confirmation, (ii) the terms of this Agreement, (iii) the approval of
          100% of the voting rights of the Class A-4FL Certificates and (iv)
          Party A consents to such replacement. For the avoidance of doubt,
          Party A shall have no obligation whatsoever to consent to any amendment to this agreement and/or its replacement hereunder and it shall be in the free and unlimited discretion of Party A to agree or not to agree to any amendment or replacement with respect to this
          Agreement.

     (h)  LIMITED RECOURSE. Notwithstanding anything to the contrary, any amount required to be paid by Party B in accordance with this Agreement shall be paid solely from the Class A-4FL Fixed Interest Distribution on the
          Class A-4FL Regular Interest and any amounts of Prepayment Premium that are accrued and unpaid prior to the termination of this Agreement
          (each as defined in the Pooling and Servicing Agreement) and distributions of interest proceeds thereof applied in accordance with the Pooling and Servicing Agreement. No recourse shall be had for the payment of any amount owing in respect of this Agreement against Wells
          Fargo or any trustee, paying agent, officer, director, employee, stockholder or incorporator of Wells Fargo or Party B and in the event that, following the full and final liquidation of such assets and the application of all of the proceeds thereof, such assets are insufficient to discharge the obligations of Party B in full, any liability for any shortfall shall be extinguished.

     (i)  EXECUTION AND DELIVERY BY PAYING AGENT. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, National Association ("Wells Fargo")
          not individually or personally but solely in its capacity as Paying
          Agent on behalf of Party B pursuant to the Pooling and Servicing
          Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells
          Fargo but is made and intended for the purpose of binding only Party
          B, and (c) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or for failure of any obligation, representation, warranty or covenant made by Party B under this Agreement or the related Confirmation.

     (j)  TRANSACTION; WAIVER OF SET-OFF. Party A and Party B agree that this
          Agreement will govern an interest rate swap Transaction dated as of the date hereof, between them and that any subsequent transaction shall be governed by its own ISDA Master Agreement unless otherwise agreed. Except as specifically provided for in the Pooling and
          Servicing Agreement or in this Agreement, including Section 2 (c) and
          6 (e), each party hereto irrevocably waives any and all rights it may have to set-off, net-recoup or otherwise withhold or suspend or condition payment or performances of any obligation between it and the other party hereunder against any obligations between it and the other party under any other agreements.

     (k)  SEVERABILITY. If any term, provision, covenant, or condition of this
          Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions,

                                       28

          covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 1, 2, 5,
          6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section)
          shall be so held to be invalid or unenforceable.

     (l)  RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

     (m)  NO GROSS UP. Neither Party A nor Party B will be required to pay additional amounts in respect of any Indemnifiable Tax, and Section
          2(d)(i)(4) shall be construed accordingly.

     (n)  NO AMENDMENT WITHOUT PRIOR CONFIRMATION BY RATING AGENCIES. Party B
          shall not designate an Early Termination Date or waive any right under this Agreement without first obtaining Rating Agency Confirmation.

     (o)  MODIFICATION OF GUARANTEE. The Parties covenant and agree that no amendment, modification or waiver in respect of the guarantee made by
          Party A's Credit Support Provider dated as of February 29, 2008, guaranteeing the obligations of Party A under this Agreement shall be made without prior written notice and delivery of a copy of such amendment, modification or waiver to each Rating Agency.

     (p)  REGULATION AB. Upon request by the Depositor, Party A may, at its option, but is not required to, (A) (a) provide the financial information required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any guarantor of Party A if providing the financial data of a guarantor is permitted under Regulation AB) and any affiliated entities providing derivative instruments to Party B (the "Company Financial
          Information"), in a form appropriate for use in the Exchange Act
          Reports and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of
          Party B and (c) within 5 Business Days of the release of any updated financial information, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an
          EDGAR-compatible form and, if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B or (B)
          assign this Agreement at its own cost to another entity that has agreed to take the actions described in clause (A) of this sentence with respect to itself (and which has the Required Swap Counterparty
          Rating and with respect to which Rating Agency Confirmation has been obtained). For the avoidance of doubt, Party A is not required to take any action pursuant to this paragraph and the failure of Party A to take any such action will not constitute an Event of Default under this Agreement.

                                       29

     (q)  ADDITIONAL DEFINITIONS. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them in the Pooling and Servicing Agreement.

          "Certificates" means any Class of Certificates rated by any Rating
          Agency.

          "Commission" shall mean the Securities and Exchange Commission.

          "Depositor" shall mean Morgan Stanley Capital I Inc.

          "EDGAR" shall mean the Commission's Electronic Data Gathering,
          Analysis and Retrieval system.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

          "Exchange Act Reports" shall mean all Distribution Reports on Form
          10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

          "Fitch" means Fitch Inc. or its successor in interest.

          "Pooling and Servicing Agreement" shall mean that certain Pooling and
          Servicing Agreement, dated as of February 1, 2008 by and among Morgan
          Stanley Capital I Inc., Wells Fargo Bank, National Association,
          Centerline Servicing Inc., and LaSalle Bank, National Association, as
          amended, supplemented, modified, restated or replaced from time to time.

          "Rating Agency Confirmation" shall have the meaning assigned to it in the Pooling and Servicing Agreement.

          "Regulation AB" shall mean the Asset Backed Securities Regulation AB,
          17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
          Securities, Securities Act Release No. 33-8518, 70 Fed. Reg.
          1,506-1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          "S&P" means Standard & Poor's Ratings Services, a division of The
          McGraw-Hill Companies, Inc. or any successors thereto.

                                       30

     IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                  MORGAN STANLEY CAPITAL SERVICES INC.

                                  By: /s/ Steven T. Naftzger
                                      --------------------------------
                                      Name: Steven T. Naftzger
                                      Title: Authorized Signator
                                      Date: February 28, 2008

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION, not in
                                  its individual capacity but solely in its
                                  representative capacity as Paying Agent on
                                  behalf of MORGAN STANLEY CAPITAL I TRUST
                                  2008-TOP29 pursuant to the Pooling and
                                  Servicing Agreement

                                  By: /s/ Amy Mofsenson
                                      ---------------------------------
                                      Name: Amy Mofsenson
                                      Title: Vice President
                                      Date: February 29, 2008

                                       31

      February 29, 2008
To:   Morgan Stanley Capital I Trust 2008-TOP29  From:    Morgan Stanley Capital Services Inc.

Attn: Corporate Trust Services -- Morgan         Contact: New York Derivative Client Service Group
      Stanley Capital I Trust 2008-TOP29

Fax:  443 - 542-6156                             Fax:     646-202-9190

Tel:  410 - 884-2000                             Tel:     212-761-2996

Re: Interest Rate Swap Transaction MS Ref. No. HSHAA (transaction Class A-4FL)

     The purpose of this letter agreement (the "Confirmation") is to confirm the terms and conditions of the interest rate swap transaction (the "Transaction")
entered into between us on the Trade Date specified below. This Confirmation will constitute a "Confirmation" as referred to in the Agreement specified below.

     The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are
incorporated into this Confirmation. Capitalized terms used but not defined herein, in those definitions or the Agreement (as defined below) shall have the meaning specified in the Pooling and Servicing Agreement. In the event of any inconsistency between any of those definitions and this Confirmation, this
Confirmation will govern.

     1. This Confirmation supplements, forms part of, and is subject to, the
ISDA Master Agreement dated as of February 29, 2008, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Floating Rate Payer:                                    Morgan Stanley Capital Services Inc. ("Party A")

Fixed Rate Payer:                                       Morgan Stanley Capital I Trust 2008-TOP29 ("Party B")

Trade Date:                                             February 13, 2008

Notional Amount                                         The outstanding Principal Balance of the Class A-4FL Regular Interest as of
                                                        the close of business on the Distribution Date in the immediately preceding calendar month, initially as specified in the schedule to this Confirmation.

Effective Date:                                         February 29, 2008

Termination Date:                                       The earliest to occur of: (i) the Floating Rate Payer Payment Date falling in January 2043 and (ii) the date on which the Notional Amount is reduced to zero, in each case subject to adjustment in accordance with the Modified
                                                        Following Business Day Convention.

Calculation Agent:                                      Morgan Stanley Capital Services Inc.

Initial Exchange Amount:                                On the Closing Date, an upfront payment shall be paid by the Initial
                                                        Exchange Amount Payer and in the amount specified in the schedule to this
                                                        Confirmation.

Fixed Amounts:

Fixed Rate Payer:                                       Party B

Fixed Rate Payer Payment Dates:                         The Business Day immediately preceding the Distribution Date in each calendar month, commencing in March 2008 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day
                                                        Convention.

Fixed Rate Payer Calculation Period:                    Each calendar month prior to the month in which the Distribution Date occurs. No adjustment. For the avoidance of doubt, the initial Fixed Rate
                                                        Payer Calculation Period shall begin on February 1, 2008.

Fixed Rate:                                             As specified in the schedule to this Confirmation (as adjusted by the
                                                        "Other" paragraph below) plus the aggregate Prepayment Premiums (as defined in the Pooling and Servicing Agreement), if any, allocated to the Class
                                                        A-4FL Regular Interest during the related Calculation Period calculated in accordance with Section 6.12 of the Pooling and Servicing Agreement.

Fixed Rate Day Count Fraction:                          30/360

Other:                                                  In the event that the Fixed Rate Payment Amount due in respect of any
                                                        Calculation Period is greater than the interest and Prepayment Premiums payable with respect to the Class A-4FL Regular Interest during such
                                                        Calculation Period pursuant to Section 6.12 of the Pooling and Servicing
                                                        Agreement due to the application of the Net Aggregate Prepayment Interest
                                                        Shortfall (as defined in the Pooling and Servicing Agreement), the Fixed
                                                        Rate Payment Amount shall be deemed to be equal to the amount of such interest and Prepayment Premiums payable with respect to the Class A-4FL
                                                        Regular Interest as computed by the Paying Agent in accordance with the
                                                        Pooling and Servicing Agreement.

Floating Amounts:

Floating Rate Payer                                     Party A

Floating Rate Payer Payment Dates:                      Party A must pay the Floating Amount not later than 3:00 p.m. New York time on the Business Day immediately preceding the Distribution Date in each calendar month, commencing in March 2008 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day
                                                        Convention.

                                      -33-

Floating Rate Payer Period End Dates:                   The Distribution Date in each calendar month.

Calculation Period:                                     The Calculation Period shall be from, and including the immediately prior
                                                        Floating Rate Payer Period End Date (or February 29, 2008, in the case of
                                                        Initial Calculation Period), to but excluding the Floating Rate Payer Period
                                                        End Date

Adjustment to Aggregate Floating                        To the extent, pursuant to the terms of the Pooling and Servicing Agreement,
Rate Payment Amount:                                    that the Fixed Rate Payment Amount is reduced as described in paragraph
                                                        "Other" above the Floating Rate Payment Amount payable by the Floating Rate
                                                        Payer will be reduced by an equivalent dollar amount.

Floating Rate Option:                                   USD-LIBOR-BBA (provided however, that if USD-LIBOR-BBA deviates from LIBOR
                                                        (as such term is defined in the Pooling and Servicing Agreement) such LIBOR shall apply if so notified by Party B to Party A).

Designated Maturity:                                    One month.

Spread:                                                 As specified in the schedule to this Confirmation.

Floating Rate for Initial Period                        As specified in the schedule to this Confirmation (which shall include the
                                                        Floating Rate Option plus Spread).

Floating Rate Day Count Fraction:                       Actual/360

Reset Dates:                                            The first day of each Calculation Period.

Compounding:                                            Inapplicable.

Business Days:                                          New York, New York; Chicago, Illinois; San Francisco, California;
                                                        Minneapolis, Minnesota; Columbia Maryland.

Notification of USD-LIBOR-BBA:                          Promptly after the determination of USD-LIBOR-BBA on each Reset Date, Party
                                                        A will notify Party B of such Floating Rate.

(C)  ACCOUNT DETAILS:

Swap Payments to Party A:                               Citibank, N.A. - New York
                                                        SWIFT BIC Code: CITIUS33
                                                        ABA No. 021 000 089
                                                        FAO: Morgan Stanley Capital Services Inc.
                                                        Account No. 4072 4601

Operations Contacts:                                    Operations
                                                        Tel: 212 761 4662
                                                        Fax: 410 534 1431

                                      -34-

Swap Payments to Party B:                               Bank Name:  Wells Fargo Bank, N.A.
                                                        ABA: 121000248
                                                        Account Name: SAS Clearing
                                                        Account No.: 3970771416
                                                        Ref: MSCI 2008-TOP29
                                                        For Further Credit Account: 53194700

It is expressly understood and agreed by the parties hereto that (a) this
Confirmation is executed and delivered by Wells Fargo Bank, National Association
("Wells Fargo") on behalf of Party B not individually or personally but solely in its representative capacity as Paying Agent on behalf of Party B pursuant to the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells
Fargo but is made and intended for the purpose of binding only Party B, and (c)
under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or for any breach or failure of any obligation, representation, warranty or covenant made or underwritten by Party B under this Confirmation.

                                      -35-

Please confirm that the foregoing correctly sets forth the terms of our agreement MS Ref. No. HSHAA (transaction Class A-4FL) by executing this
Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

BY: /s/ David N. Moore
    ------------------------------------
Name: David N. Moore
Title: Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but
solely in its representative capacity as
Paying Agent on behalf of MORGAN STANLEY
CAPITAL I TRUST 2008-TOP29 pursuant to
the Pooling and Servicing Agreement

BY: /s/  Amy Mofsenson
    ------------------------------------
Name: Amy Mofsenson
Title: Vice President

                                      -36-

                                    SCHEDULE
                              TERMS OF TRANSACTION

                                INITIAL EXCHANGE                                                             FLOATING RATE FOR
TRANSACTION   NOTIONAL AMOUNT     AMOUNT PAYER     INITIAL EXCHANGE AMOUNT      FIXED RATE          SPREAD     INITIAL PERIOD
-------------------------------------------------------------------------------------------------------------------------------

Class A-4FL   USD 75,000,000         Party B          USD 1,259,597.85         Weighted Average      2.11%        5.25036%
                                                                             REMIC I Net Mortgage
                                                                             Rate (as defined in
                                                                               the Pooling and
                                                                             Servicing Agreement)

(BILATERAL FORM)                  (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the
                                MASTER AGREEMENT
                                   dated as of
                                February 29, 2008

                                     BETWEEN

   MORGAN STANLEY
CAPITAL SERVICES INC.       and        MORGAN STANLEY CAPITAL I TRUST 2008-TOP29
     ("Party A")                                  ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced
Agreement, is part of its Schedule and is a Credit Support Document under this
Agreement with respect to each party.

Accordingly, the parties agree as follows:--

Part 6. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to
Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex,
Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured
Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Part 7. SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured
Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.
Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the
security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Part 8. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the
Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or

   Copyright (C) 1994 by International Swaps and Derivatives Association, Inc.

exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of
Transfer at least equal to the applicable Delivery Amount (rounded pursuant to
Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount"
applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i) the Credit Support Amount

     exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the
Pledgor on or promptly following a Valuation Date, if the Return Amount for that
Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of
Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the
"Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party

     exceeds

     (ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support
Amount will be deemed to be zero whenever the calculation of Credit Support
Amount yields a number less than zero.

Part 9. CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under
Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and
6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition
     has occurred and is continuing with respect to the other party; and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted
Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

                                       39

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of
Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation
Time. The Valuation Agent will notify each party (or the other party, if the
Valuation Agent is a party) of its calculations not later than the Notification
Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d) SUBSTITUTIONS.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured
     Party specifying the items of Posted Credit Support to be exchanged, the
     Pledgor may, on any Local Business Day, Transfer to the Secured Party
     substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the
     Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the
     Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Part 10. DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of
Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business
Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3 the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

          1. utilizing any calculations of Exposure for the Transactions (or
          Swap Transactions) that the parties have agreed are not in dispute;

          2. calculating the Exposure for the Transactions (or Swap
          Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating
          Market Quotation, and taking the arithmetic average of those obtained;
          provided that if four quotations are not available for a particular
          Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap
          Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

          3. utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

                                       40

     (ii) In the case of a dispute involving the Value of any Transfer of
     Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the
Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to
Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Part 11. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under
Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the
Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

     (i) GENERAL. Subject to the satisfaction of any conditions specified in
     Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian")
     to hold Posted Collateral for the Secured Party. Upon notice by the Secured
     Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian
     fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five
     Local Business Days after the demand, Transfer or cause its Custodian to
     Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3,
4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an
Affected Party with respect to a Specified Condition and no Early Termination
Date has occurred or been designated as the result of an Event of Default or
Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code,
have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted
     Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor;
     and

     (ii) register any Posted Collateral in the name of the Secured Party, its
     Custodian or a nominee for either.

                                       41

For purposes of the obligation to Transfer Eligible Credit Support or Posted
Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted
Collateral pursuant to (i) or (ii) above.

(d) DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will
     Transfer to the Pledgor not later than the following Local Business Day any
     Distributions it receives or is deemed to receive to the extent that a
     Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

     (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in
     Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the
     Valuation Agent (and the date of calculation will be deemed to be a
     Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted
     Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Part 12. EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(l) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest
     Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in
     Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Part 13. CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the
Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

                                       42

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the
     Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified
Condition with respect to the Secured Party, then (except in the case of an
Early Termination Date relating to less than all Transactions (or Swap
Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured
     Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all
     Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so
     Transferred pursuant to (iii) above, the Pledgor may:

          1. Set-off any amounts payable by the Pledgor with respect to any
          Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

          2. to the extent that the Pledgor does not Set-off under (iv)(A)
          above, withhold payment of any remaining amounts payable by the
          Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that
          Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the
Pledgor any proceeds and Posted Credit Support remaining after liquidation,
Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations;

                                       43

the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and
8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the
Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the
Pledgor all Posted Credit Support and the Interest Amount, if any.

Part 14. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible
Collateral) that:

     (i) it has the power to grant a security interest in and lien on any
     Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all
     Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party
     under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Part 15. EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted
Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under
Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses
Section of this Agreement, by the Defaulting Party or, if there is no Defaulting
Party, equally by the parties.

                                       44

Part 16. MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor
(to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of
Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted
Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured
Party of, and defend against, any suit, action, proceeding or lien that involves
Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured
Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all
obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices made by a party under this
Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more
Confirmations or other documents and this Annex will be construed accordingly.

Part 17. DEFINITIONS AS USED IN THIS ANNEX:

As used in this Annex:-

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the

                                       45

Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section
6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions)
were being terminated as of the relevant Valuation Time; provided that Market
Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the
Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x)  the amount of that Cash on that day; multiplied by

     (y)  the Interest Rate in effect for that day; divided by

     (z)  360.

"Interest Period" means the period from (and including) the last Local Business
Day on which an Interest Amount was Transferred (or, if no Interest Amount has
yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be
Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a
Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the
Secured Party that remains in effect for the benefit of that Secured Party.

                                       46

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has
Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property,
Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the
Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the
Secured Party under Paragraph 8. Any Interest Amount or portion thereof not
Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the
"Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit
Support or Interest Amount, and in accordance with the instructions of the
Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

                                       47

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i) Eligible Collateral or Posted Collateral that is:

          1. Cash, the amount thereof, and

          2. A security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as
     Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in
     Paragraph 13.

                                       48

PARTY A: MORGAN STANLEY CAPITAL SERVICES INC.
PARTY B: MORGAN STANLEY CAPITAL I TRUST 2008-TOP29

PARAGRAPH 13. ELECTIONS AND VARIABLES

SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this
Annex includes the following additional obligations with respect to Party A and
Party B: None.

CREDIT SUPPORT OBLIGATIONS.

     "Delivery Amount", "Return Amount" and "Credit Support Amount" each has the meaning specified in Paragraph 3.

     ELIGIBLE COLLATERAL. The following items will qualify as "ELIGIBLE
     COLLATERAL" for Party A:

                                                                                                 Valuation
                     Eligible Collateral                                              Party A   Percentage
----------------------------------------------------------------------------------------------------------

(A)   Cash                                                                               [X]      100%

(B)   Treasury Securities with a remaining maturity of 52 weeks or less                  [X]       97%

(C)   Treasury  Securities  with a remaining  maturity of more than 52 weeks but no      [X]       93%
         more than 5 years

(D)   Treasury  Securities  with a  remaining  maturity of more than 5 years but no      [X]       92%
         more than 10 years

(E)   Treasury  Securities  with a remaining  maturity of more than 10 years but no      [X]       88%
         more than 30 years

(F)   Agency Notes with a remaining maturity of no more than 15 years                    [X]       87%

(G)   Agency  Notes  with a  remaining  maturity  of more than 15 years but no more      [X]       86%
         than 30 years

(H)   Commercial Paper rated "A-1+" by S&P                                               [X]       100%

(I)   Commercial  Paper rated "A-1" by S&P,  with a remaining  maturity of 180 days      [X]       98%
         or less

(J)   Commercial  Paper rated "A-1" by S&P, with a remaining  maturity of more than      [X]       94%
         180 days but no more than 360 days

OTHER ELIGIBLE SUPPORT: Not applicable.

THRESHOLDS.

     "INDEPENDENT AMOUNT" means with respect to each party, zero.

                                      -49-

     "THRESHOLD" means with respect to Party A: Infinite; provided, however if
     Party A's Credit Support Provider is downgraded (as described in Part 1(h)
     of the Schedule) and is required to post collateral pursuant to the terms of Part 1(h) of the Schedule, then the "THRESHOLD" with respect to Party A, shall be zero (unless otherwise agreed by the Rating Agencies);

     "THRESHOLD" means with respect to Party B: Infinite.

     "MINIMUM TRANSFER AMOUNT" means with respect to Party A: USD 100,000; and
     with respect to Party B: USD 100,000; provided, however, that if such party is a Defaulting Party at the time, "MINIMUM TRANSFER AMOUNT" shall mean zero with respect to such party.

     ROUNDING. The Delivery Amount and the Return Amount will not be rounded up or down.

VALUATION AND TIMING.

     "VALUATION AGENT" means Party A.

     "VALUATION DATE" means each New York Banking Day (as defined in the 2000
     ISDA Definitions as published by the International Swaps and Derivatives
     Association, Inc. ("ISDA") without regard to any amendment after the date hereof) (the "ISDA DEFINITIONS").

     "VALUATION TIME" means the close of business in New York on the New York
     Banking Day before the Valuation Date or date of calculation, as applicable, or any time on the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     "NOTIFICATION TIME" means 1:00 p.m., New York time, on a Local Business
     Day.

CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following
Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

SUBSTITUTION.

     "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

     CONSENT. The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

DISPUTE RESOLUTION.

     "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under
     Paragraph 5.

     VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted
     Credit Support or of any Transfer of Eligible Credit Support or Posted
     Credit Support, as the case may be, will be calculated by the Valuation
     Agent in accordance with standard market practice using third party sources
     (such as, by way of example only, Bloomberg or Reuters) where available.

                                      -50-

     ALTERNATIVE. The provisions of Paragraph 5 will apply.

HOLDING AND USING POSTED COLLATERAL.

     ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIAN.

     Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

          Party B is not a Defaulting Party.

               Posted Collateral may be held only in the following
               jurisdictions: the United States of America.

          The CUSTODIAN for Party B is LaSalle Bank National Association (under the Pooling and Servicing Agreement).

     USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will apply.

DISTRIBUTIONS AND INTEREST AMOUNT.

               "INTEREST RATE". The "Interest Rate" shall be the rate actually earned by the Custodian on the Posted Collateral as from time to time in effect and the Custodian shall hold all Posted Collateral in the form of Cash in an interest bearing overnight account.

               TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount
               will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of cash in the relevant currency is Transferred to the
               Pledgor pursuant to Paragraph 3(b).

               ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph
               6(d)(ii) will apply.

ADDITIONAL REPRESENTATION(S) . None.

OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT. "VALUE" and "TRANSFER" with respect to Other Eligible Support and Other Posted Support each means: Not applicable.

DEMANDS AND NOTICES

All demands, specifications and notices to Party A under this Annex will be made to:

Morgan Stanley Capital Services Inc
1585 Broadway
3rd Fl. - FID Controllers
New York, NY 10036
Attn: FID Collateral Manager
Telephone No.: 212-761-0877
Facsimile No.: 212-507-4949
Email: email: nyfidcoll@morganstanley.com

and all demands, specifications and notices to Party B under this Annex will be made to:

LaSalle Bank National Association
135 S. LaSalle Street
Mail Code: IL4-135-16-25

                                      -51-

Chicago, IL 60603
Attn: Global Securities and Trust Services - Morgan Stanley 2008-TOP29
Telephone: 312-904-4581
brad.zwetzig@abnamro.com
Fax: 312-904-2084
with a copy to:

Wells Fargo Bank, NA
9062 Old Annapolis Road
Columbia, MD 21045-1951
Attn:  Corporate Trust Services - Morgan Stanley Capital I Trust 2008-TOP29
Fax: 443-542-6156
Tel: 410-884-2000

     ; provided that any demand, specification or notice may be made by telephone ("TELEPHONE NOTICE") between employees of each party if such Telephone
Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile or email) by the close of business on the same day that such
Telephone Notice is given.

ADDRESSES FOR TRANSFERS.

Party A:

Cash:                 CITIBANK, New York

ABA No.:              021 000 089

Account No.:          3053-9883

Ref:                  MSCS Collateral

Treasury Securities
and Agency Notes:     Bank of New York, New York/Morgan Stanley &
                         Co. Incorporated

ABA No.:              021000018

Other Forms of Eligible Collateral: As provided by Party A.

Party B:

Cash:                 Wells Fargo Bank, N.A.

ABA:                  121000248

Account No.:          3970771416

Acct. Name:           SAS Clearing

Ref:                  MSCI 2008-TOP29

For Further Credit Account 53194700

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     Physical Securities: To be provided upon request.

OTHER PROVISIONS.

     Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of Party A or Party B, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising such party's rights with respect to transfer timing pursuant to
     Paragraph 4(b), regardless of the frequency of such failure or delay.

     In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with
     Paragraph 3 of this Annex:

          Eligible Collateral;

          Exposure; and

          Posted Collateral

shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that
Valuation Date.

AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex,
Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term
"SECURED PARTY" as used in this Annex shall mean only Party B, (b) the term
"PLEDGOR" as used in this Annex shall mean only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit
Support Document only with respect to Party A, and the Events of Default in
Paragraph 7 will apply only to Party A.

EXECUTION AND DELIVERY BY PAYING AGENT. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells
Fargo Bank, National Association ("Wells Fargo") not individually or personally but solely in its capacity as Paying Agent on behalf of Party B pursuant to the
Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells Fargo but is made and intended for the purpose of binding only Party B, and (c) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or for failure of any obligation, representation, warranty or covenant made by Party B under this Agreement or to the related Confirmation.

ADDITIONAL DEFINITIONS

"AGENCY NOTES" means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated AAA by S&P issued by any of the Federal Home Loan Banks (including their

                                      -53-

consolidated obligations issued through the Office of Finance of the Federal
Home Loan Bank System), the Federal National Mortgage Association, the Federal
Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

"COMMERCIAL PAPER" means U.S. Dollar-denominated commercial paper issued by a corporation, finance company, partnership or limited liability company.

"RATING AGENCIES" shall mean Standard & Poor's Ratings Services, a division of
The McGraw-Hill Companies, Inc. (and any successor or successors thereto) and
Fitch Inc. (and any successor or successors thereto).

"TREASURY SECURITIES" means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.

                                      -54-

     IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

                                        MORGAN STANLEY CAPITAL SERVICES INC.

                                        By: /s/ Steven T. Naftzger
                                            ------------------------------------
                                            Name: Steven T. Naftzger
                                            Title: Authorized Signator
                                            Date: February 28, 2008

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely in its representative capacity as
                                        Paying Agent on behalf of MORGAN STANLEY
                                        CAPITAL I TRUST 2008-TOP29 pursuant to
                                        the Pooling and Servicing Agreement

                                        By: /s/ Amy Mofsenson
                                            ------------------------------------
                                            Name: Amy Mofsenson
                                            Title: Vice President
                                            Date: February 29, 2008

                                      -55-